                                                                    Exhibit 99.2

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                  UROCOR, INC.

                 The undersigned hereby appoints Michael W. George and Bruce C. Hayden proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of UroCor, Inc. standing in the name of the undersigned with all powers which the undersigned would possess if present at the Special Meeting of UroCor Stockholders to be held October [ ], 2001 or any adjournment thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)



                                                    UroCor, Inc.
                                          Special Meeting of Stockholders
                                      October [ ], 2001, 11:00 a.m. (local time)
                                                 Renaissance Hotel
                                                 10 Broadway Avenue
                                              Oklahoma City, Oklahoma

                                                                                       Please mark your
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE   vote as indicated
UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL     in  this
PROPOSALS.                                                                             example.                [X]

1.   Adoption of the Agreement and Plan of Merger,           2.   In their discretion, the proxies are
     dated as of June 28, 2001, between DIANON                    authorized to vote upon any other matter as
     Systems, Inc., UroCor Acquisition Corp., a                   may properly come before the meeting.
     wholly-owned subsidiary of DIANON Systems, Inc.,
     and UroCor, Inc.,  and approval of the merger
     contemplated thereby.


        FOR                  AGAINST            ABSTAIN                      I PLAN TO ATTEND THE MEETING.
        [ ]                    [ ]                [ ]                                     [ ]



                                                             Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.
                                                             If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                                             Date: ____________________________________, 2001

                                                             ________________________________________________
                                                                                 (Signature)

                                                             ________________________________________________
                                                                         (Signature if held jointly)

